UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2012

BROWNIE’S MARINE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28321	90-0226181

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

940 N.W. 1st Street, Fort Lauderdale, Florida 33311

(Address of Principal Executive Office) (Zip Code)

(954) 462-5570

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 18, 2012 Wesley Armstrong advised the Company that he was resigning from serving as a member of the Company’s board of directors.  Mr. Armstrong’s resignation was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC.

Date: April 18, 2012	/s/ Robert Carmichael
Robert Carmichael
Chief Executive Officer